FORM 8-K CURRENT REPORT

Pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934

Date of This Report: June 5, 2006

CARTOON ACQUISITION, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-50411	20-0269287
(State of	(Commission File	(Federal Employer I.D. No.)
Incorporation)	Number)

     233 Alexander Street

Second Floor

Rochester, New York 14607-2518

(Street Address of Principal Executive Office)

Mailing Address: Post Office Box 202 Wyoming, New York 14591-0202

(585) 495-9923

(Registrant’s Telephone Number Including Area Code)

Check the appropriate box below if this Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

The Registrant is submitting this Form 8-K filing to report current and extraordinary events in accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934.

APPLICABLE DISCLOSURES AND DISCLAIMERS.

     This is a current report filed by Cartoon Acquisition, Inc., a United States corporation organized under the laws of the State of Delaware (the "Registrant") with the U. S. Securities and Exchange Commission (the "Commission") on Form 8-K (this "Report"). The Registrant has stated all of the material facts necessary for the Commission and the public to make an informed decision pertinent to the matters subject to the disclosures herein made.

NOTICE OF EVENTS TO BE REPORTED AND TIME FOR FILING OF REPORT.

     This Report contains current information on the Registrant as of the date hereof. Certain aspects of the event described in this Report occurred on a date or dates prior to the date of this Report; however, the Registrant only received confirmation of the event on June 2, 2006.

     The Registrant considers the information in this Report to be "filed" under the Securities Exchange Act of 1934.

NOTICE OF APPLICATION OF GENERAL RULES AND REGULATIONS.

     Where permitted or as may be applicable, the Registrant has elected to report the information contained in this filing using the alternate options available to "small business issuers" under the rules and regulations stated in Regulation S-B. The Registrant is not the issuer of "asset-backed" securities, and is not subject to the rules and regulation promulgated by Regulation AB.

FURTHER UNDERTAKINGS.

     The Registrant, for the events that occurred during the period described herein, further agrees (a) to timely file an amendment or amendments that reflect a change or changes in the facts or events that, individually or collectively, represent a fundamental change in the information contained in this Report for the period in question, and (b) to include any other information that may be pertinent to the events described in this Report and obtained by the Registrant on a date beyond the date of this Report.

AVAILABLE INFORMATION.

     The Registrant is subject to the reporting requirements of section 13(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and, in accordance therewith, is obligated to file current, quarterly, annual, or transitional reports, proxy statements, and other information with the Commission, and is obligated to deliver copies of certain reports and filings by mail to its shareholders and to certain other parties, as required by Federal securities laws. Such reports, proxy statements, and other filings may be inspected (at no charge) and

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copied at the public reference facilities maintained by the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Copies of said materials may be obtained at prescribed rates from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 or from the Commission's Web site, the address of which is www.sec.gov.

     The specific information contained in this Report has been accumulated, compiled, and presented in accordance with the requirements set forth in 17 CFR 243.100 and 17 CFR 243.101.

     The Registrant shall permit its shareholders to ask questions of and receive answers from the Registrant concerning any aspect of the information contained in this Report, and, if necessary, to obtain additional information, to the extent the Registrant possesses such information or to the extent the Registrant can acquire such information without unreasonable effort or unreasonable expense, in order to verify the accuracy of the information contained in this Report to any of its shareholders. The Registrant encourages its shareholders to contact it; if by mail, to its mailing address, which is Post Office Box 202, Wyoming, New York 14591-0202, or to the address of its principal executive office.

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SECTION 8 - OTHER EVENTS.

Item 8.01. Other Events.

     Some of the statements made in Item 8.01 of this Report may be deemed to be "forward-looking statements", as that term is defined in Section 27A of the Securities Act of 1933 (15 U.S.C. 77z-2) and in Section 21E of the Securities Exchange Act of 1934 (15 U.S.C. 78u-5), which are referred to as "statutory safe harbor" provisions.

  While the Registrant is not seeking safe harbor for the statements of actual events, certain of the conclusions that were made by the
Registrant to effect the events reported in this item may be deemed to be "forward-looking". Forward-looking statements ARE NOT historical facts; rather, such statements are based upon the OPINIONS AND ESTIMATES of the Registrant's senior executive management on the date such statements are made. EVERY FORWARD-LOOKING STATEMENT REFLECTS AN INHERENT RISK AND UNCERTAINTY THAT COULD CAUSE THE ACTUAL RESULTS OF
ANY SUCH EVENT TO DIFFER MATERIALLY FROM THE PLANS, PROJECTIONS, OR EXPECTATIONS EXPRESSED OR IMPLIED IN SUCH STATEMENT BY THE
REGISTRANT'S SENIOR EXECUTIVE MANAGEMENT ON THE DATE THE STATEMENT WAS MADE. These forward-looking statements that may infer an impression of optimism about the beliefs and expectations of the Registrant's senior executive management may be expressed through words such as
"expects", "anticipates", "intends", "plans", "believes", "seeks", "estimates", "contemplates", "prospective", "attempt", "proposed", and similar expressions or terms, which identify forward-looking statements.

     The Registrant cautions the Commission and the public not to place undue influence on these forward-looking statements, which speak only as of the date they were made and are not required to be updated by the Registrant in further filings, schedules, or reports the Registrant must file with the Commission.

     Furthermore, certain aspects of the event described in this Report occurred on a date or dates prior to the date of this Report; however, the Registrant only received confirmation of the event on June 2, 2006.

A. Sponsorship of the Registrant's Securities for Initial Quotation on an Electronic Intermediary Quotation System.

     During the 13-month period (which period is approximate) immediately preceding the date of this Report, the Registrant's efforts have been (a) to remedy its delinquent reporting obligations under Section 13(a) of the Securities Exchange Act of 1934 (the "Exchange Act"), (b) to establish and designate its business operations, in pursuit of its ongoing corporate identity and development, (c) to implement the internal controls that will be necessary for the Registrant to permit the initial quotation of its common voting equity securities on an electronic intermediary quotation system, or, to qualify the Registrant to trade its common voting equity securities on a regional or national stock exchange, and (d) otherwise, to complete and implement the development of all of its remaining and uncompleted internal systems regarding its executive, administrative, and operations controls that will be required for the Registrant to continue to pursue its ongoing business development.

     As an integral part of the foregoing objectives, it was necessary for the Registrant to engage the services of a competent investment advisor, the firm of which would be qualified before the National Association of Securities Dealers (the "NASD") to sponsor the initial quotation of the Registrant's securities on an electronic intermediary quotation system. On or about April 22, 2006, the Registrant's principal executive officer, Randolph S. Hudson, contacted Burt Martin Arnold Securities, Inc., a California corporation fictitiously doing business as "BMA Securities" ("BMA"), to inquire whether BMA would sponsor the Registrant's Form 211 Application (the "211") to the NASD. [A Form 211 Application is a document required by the NASD that permits any given, qualified stock broker-dealer, who or which is separately qualified to serve as a "market maker" under a separate endorsement on its securities license, to sponsor any given applicant's Form 211 Application to the NASD in order for the applicant to obtain a trading symbol and authority to permit the applicant's securities or debt instruments, as the case may be, to be quoted on an intermediary quotation system, or to permit the applicant's shares to be traded on a regional or national exchange. In the case of the Registrant, the Registrant desires to have its securities quoted on the Over-the-Counter Bulletin Board, an electronic intermediary quotation service that is managed and overseen by The Nasdaq Stock Market, Inc. (the "OTCBB"). Any given applicant, the Registrant included, must meet certain minimum criteria established by the Commission's rules and regulations, specifically, Rule 15c2-11. To learn more about a Form 211 and Rule 15c2-11, the Registrant encourages the readers hereof to go to the following electronic link to a site maintainedby the OTCBB: http://www.otcbb.com/aboutotcbb/howtoquote.stm.]

     [A facsimile of each initial letter to BMA from the Registrant is attached in an exhibit hereto and made part hereof by reference thereto. Readers are requested to refer to Item 9.01 hereof for the location of said exhibits.]

     In exchange for its bona fide sponsorship of the Registrant's 211, on a preliminary basis, BMA agreed to sponsor the Registrant contingent to it being able to demonstrate its compliance with certain material items; namely, (1) the Registrant, on or before the date the Form 211 would be submitted to the NASD by BMA on the Registrant's behalf, the Registrant must be current in all of its reports that are required to be filed by it with the Commission under Section 13(a) of the Exchange Act, (2) the Registrant must not have received any notice from the Commission under Section 12(j) of the Exchange Act, (3) the Registrant may not be the subject of any administrative proceeding or litigation, such litigation or administrative proceeding having been, or in the process of being, initiated by the Commission, the NASD, or any body government, that, otherwise, would assert or allege the Registrant, or any of its principal executive officers or principal shareholders, to be disqualified under the applicable provisions of Federal law enforced by the Commission; and, that (4) the Registrant is not a "blank check" or "shell" company, as that definition is defined in the Commission's rules and regulations.

     The Registrant's Board of Directors is confident it will be capable of fulfilling its obligations with regard to the subject actions and subsequent events.

     THE PUBLIC SHOULD BE ADVISED OF THE FOLLOWING DEROGATORY INFORMATION IN RESPECT OF THE REGISTRANT, AND OF THE DIRECT AND IMMEDIATE RISKS TO WHICH THE REGISTRANT IS SUBJECT RELATED TO THE INFORMATION BEING REPORTED HEREIN, AS FOLLOWS:

     As of the date of this Report, the Registrant is delinquent in its reporting obligations under Section 13(a) of the Exchange Act. (The Registrant was delinquent in its reporting obligations under the Exchange Act from around December 2003, however, following the purchase of the controlling shares of the Registrant's voting equity securities by Mr. Hudson in January 2005, the Registrant has made every effort to timely perform its filing obligations (notwithstanding certain obstacles that heretofore have been reported to the Commission) and to develop its plan of operation, as amended.

     In that regard, the Registrant expects to be able to file its 2005 third quarter report not later than June 12, 2006, and, the Registrant expects to be able to file its 2005 fourth quarter and its 2006 first quarter reports not later than July 3, 2006. On the date the Registrant is able to file its 2006 first quarter report, the Registrant will no longer be delinquent in its reporting obligations as it is obligated to file under Section 13(a) of the Exchange Act.

     Moreover, on April 14, 2006, which report was amended on April 28, 2006 in order to conform to the Commission's newly-revised Form 8-K, the Registrant reported that it was no longer a "blank check" or "shell" company, pursuant to the Commission's definitions, in that the Registrant purchased significant assets and was engaged in an ongoing business that could be distinguished from the "front" operations of a "shell" company.

     Provided the Registrant is capable of filing its reports, within the periods set forth hereinabove, and, provided the Registrant will not become the subject of any unpredictable litigation from any third party or third parties, the Registrant is able to state that BMA will sponsor its 211 and that the Registrant's common voting equity securities will be quoted on the OTCBB, upon the NASD's approval of the 211 submitted by BMA.

     THE REGISTRANT MUST IDENTIFY AN IMMEDIATE RISK TO ITS SHAREHOLDERS, AND TO PROSPECTIVE INVESTORS in the Registrant's common stock, as follows:

Risks Associated with the Registrant's Late Filings.

     Depending on the Commission's view toward the Registrant's explanation hereinunder in regard to its delinquent filings, the Registrant believes the Commission may: (a) take no action, (b) provide the Registrant with a letter requesting further information on the content of one or more of its delinquent reports, (c) request additional information the Registrant did not provide in any given report, (d) impose a sanction, civil penalty, fine against the Registrant or its senior executive officer, (e) initiate an administrative or criminal proceeding against the Registrant, and/or its senior executive officer, which may result in a fine or other penalty, or (f) one or more of the above.

     In the event the Commission was to proceed with any action under section (d) or section (e) of the foregoing paragraph, the Registrant's stockholders and investors should be aware the undeterminable consequences to the Registrant would be material and adverse to the Registrant's financial condition and capability to continue to function and operate as a going concern.

     Furthermore, if the Commission granted the Registrant the time it will require to complete and submit the remainder of its delinquent filings and takes no further action against the Registrant, and, if the Registrant, for whatever reason, is incapable of obligating itself with regard to remedying its delinquent filings pursuant to the above table, the Commission may notify the Registrant, in writing, as the result of its continued failure to file its reports under Section 13(a), that the Registrant will, most likely, be given 15 days to remedy all delinquencies, to the satisfaction of the Commission, and, if not filed within that period time, the Commission may revoke or otherwise terminate the Registrant's Registration Statement on Form 10-SB.

     If such Section 12(j) notification is delivered to the Registrant, such termination of its registration statement would materially and adversely affect the Registrant and its stockholders.

Absence Of Public Market; Transfer Restrictions.

     There is no existing public market for the Registrant's common stock and there can be no assurance as to the liquidity of any market that may develop for its common stock, the ability of the holders to sell their shares of common stock, or the price at which holders of the common stock may be able to sell their shares. Future trading prices of the common stock will depend on many factors, including, among other things, the Registrant's operating results, the price of the Registrant's common stock, and the market for similar securities.

Possible Volatility Of Stock Price.

     The stock market has from time to time experienced extreme price and volume fluctuations, which, in some circumstances, have been unrelated to the operating performance of particular companies. The market price for shares of the Registrant's common stock may be highly volatile depending on various factors, including, but not limited to, the state of the national economy, stock market conditions, industry research reports, actions by governmental agencies, litigation involving the Registrant, earnings and other announcements by the Registrant or its competitors, and general conditions in the business of leasing real property, specifically, the business of renting residential single-family dwellings.

The Registrant Does Not Anticipate Paying Dividends.

     The Registrant has not paid any dividends to the holders of its common stock from the date of its incorporation. Moreover, the Registrant does not anticipate disbursing a dividend to the holders of its common voting equity securities during the 12-month period following the date of this Report.

Shares Eligible for Future Sale.

As of the date hereof, the Registrant had issued and outstanding 10,279,216 shares of its common stock, $0.001 par value per share.
There were no outstanding options or warrants as of this date. In number as of the date hereof, approximately 8,737,335 shares are eligible for immediate sale in the public market without restriction, unless held by affiliates of the Registrant. Any shares held by affiliates of the Registrant are eligible for resale in accordance with the provisions of Rule 144 under the Securities Act of 1933 (the
"Securities Act"). If the Registrant is successful to have its common stock on an intermediary quotation system, the sales of substantial amounts of the Registrant's common stock, or the perception that such sales could occur, could adversely affect prevailing market prices of the common stock.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS.

Item 9.01. Financial Statements and Exhibits.

     The following exhibits are deemed to be "filed" by the Registrant, on its behalf and for its Subsidiary, in accordance with the applicable provision(s) of Item 601 of Regulation S-B and Instruction B.2 of Form 8-K.

     The Registrant is not required to provide the Commission with regular or pro forma accounting information with this Report, and the Registrant is not a "shell" company; thus, it is not required to provide the information in exhibit form to the Commission required by Item 9.01(c) of Form 8-K.

     The following exhibits are made a part of this Report by their annexation hereto:

Exhibit No. Description of Exhibit

99.1	Letter to BMA Securities of April 22, 2006; Information Relative to Form 211 Preparation

99.2	Letter to BMA Securities of April 22, 2006; Authorization to Release Information

99.3	Letter to BMA of April 22, 2006; No Disqualifying Criminal Charges against the Registrant and Affiliates

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED: June 5, 2006

By Order of the Board of Directors:

Cartoon Acquisition, Inc., a United States corporation (the "Registrant")

/s/ Randolph S. Hudson

Randolph S. Hudson

Chief Executive (Principal Executive) Officer

Chief Financial (Principal Financial) Officer

THIS REPORT DOES NOT REQUIRE CERTIFICATIONS BY THE REGISTRANT'S PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER.